© INNOVATE Corp. 2021 INNOVATE Corp. Q3 2021 Earnings Release Supplement November 4, 2021

© INNOVATE Corp. 2021 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding our inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact INNOVATES’s business operations, financial performance, results of operations, financial position, the prices of INNOVATE’s securities and the achievement of INNOVATE’s strategic objectives, and changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. INNOVATE believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or the creation of stockholder value and our actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on INNOVATE’s operations and personnel, and on commercial activity and demand across our businesses, capital market conditions, including the ability of INNOVATE and INNOVATE’s subsidiaries to raise capital; the ability of INNOVATE’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of INNOVATE common stock; the ability of INNOVATE and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of INNOVATE. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

© INNOVATE Corp. 2021 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, which excludes results for discontinued operations, and Adjusted EBITDA for its operating segments. Adjusted EBITDA Adjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for discontinued operations; depreciation and amortization; Other operating (income) expense, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; costs associated with the COVID-19 pandemic and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part.

© INNOVATE Corp. 2021 Top-line growth achieved in all three business segments Third Quarter 2021 Summary 4 ■ Closed the sale of Continental General Holdings (Insurance segment) ■ Infused R2 Technologies with $15 million in Series C funding to continue rollout and development ■ R2 Technologies’ Novel Glacial Rx® System Earned Third FDA Indication and Unique Product Code ■ Completed name change to INNOVATE Corp. and started trading under the symbol "VATE" DBM maintains backlog levels while converting revenue R2 earns milestone key FDA approval for Glacial Rx Spectrum achieves profitability for fourth consecutive quarter

# Segment Highlights

INNOVATE

DBM GLOBAL

### Infrastructure Highlights

- Reported Backlog = $1,606M
- Total adjusted backlog[1] = $1,889M
- Converting backlog to revenue while maintaining backlog levels
- Backlog provides runway for growth in 2022 and beyond
- Banker Steel making an immediate impact to DBM
- Poised to benefit from Infrastructure Bill, directly or indirectly

Pansend Life Sciences

### Life Sciences Highlights

R2 Technologies

- Infused R2 with $15 million to continue the rollout and development of its products.
- Glacial Rx® earns third FDA indication, becoming the first and only Class II dermal cooling system FDA-cleared for dermabrasion

MediBeacon

- In dialogue with the FDA regarding commencement of U.S. Pivotal Study

HC2 Broadcasting

### Spectrum Highlights

- Net Loss of $4.1M, and Adjusted EBITDA[2] of $1.8M
- Spectrum year-to-date 9/30/2021 Adjusted EBITDA[2] of $5.3M
- Reached an agreement with Cisneros Media to launch Novelisima
- Increased the distribution of beIN EXTRA Sports networks
- 83 Networks using the HC2 platform

(1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

© INNOVATE Corp. 2021

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# Q3 2021 Financial Highlights

INNOVATE

## Revenue

| ($ millions) | 3Q21 | 3Q20 |
|---|---|---|
| Infrastructure | $ 383.0 | $ 160.8 |
| Life Sciences | 1.6 | — |
| Spectrum | 10.2 | 9.7 |
| **Consolidated INNOVATE** | **$ 394.8** | **$ 170.5** |

## Net Income Attrib. to INNOVATE Corp. & Adj. EBITDA

| ($ millions) | 3Q21 NI[1] | 3Q21 Adj. EBITDA[2] | 3Q20 NI[1] | 3Q20 Adj. EBITDA[2] |
|---|---|---|---|---|
| Infrastructure | $ 6.9 | $ 24.4 | $ 2.4 | $ 17.7 |
| Life Sciences | (5.1) | (7.1) | (4.3) | (5.9) |
| Spectrum | (4.1) | 1.8 | (14.6) | (0.2) |
| Non-operating Corporate | (8.0) | (3.8) | (8.0) | (3.7) |
| Other & Eliminations | (1.3) | (1.0) | (1.0) | (0.1) |
| **Consolidated INNOVATE, Excluding Disc Ops** | **$ (11.6)** | **$ 14.3** | **$ (25.5)** | **$ 7.8** |
| Discontinued Operations | $ (200.3) | | $ 8.2 | |
| **Net Income Attrib. to INNOVATE Corp.** | **$ (211.9)** | | **$ (17.3)** | |

**Consolidated Q3 Results**

- Revenue increased $224.3M or 131.6% driven by our Infrastructure segment, due primarily to DBM's recent acquisition of Banker Steel and increases across the DBM platform
- Net Loss attributable to common stock and participating preferred stockholders of $213.0M, driven mainly by the loss on the sale of the Insurance segment
- Adjusted EBITDA increased to $14.3M, or $6.5M driven by contribution from Banker Steel at Infrastructure combined with higher station revenues and cost savings at Spectrum

**Infrastructure**

- Net Income of $6.9M
- $24.4M in Adjusted EBITDA; contracted backlog of $1,605.9M (Adjusted ~$1,889M[3]), compared to $394.5M at 12/31/20

**Spectrum**

- Net Loss of $4.1M
- $1.8M in Adjusted EBITDA
- Fourth consecutive quarter of positive Adjusted EBITDA contribution

**Life Sciences**

- Glacial Rx became FDA-cleared to remove benign lesions and temporarily reduce pain, swelling and inflammation; is now the first and only Class II dermal cooling system FDA-cleared for general dermabrasion, scar and acne scar revision, and tattoo removal
- MediBeacon preparing for its Pivotal Clinical Study for use of the TGFR system for renal monitoring (potentially Q1 2022)

**Non-operating Corporate**

- Recurring SG&A up slightly 2.7% year-over-year

**Infrastructure backlog maintained while revenue growth achieved in the quarter; Spectrum generates fourth consecutive quarter of positive Adjusted EBITDA**

(1) Net Income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

© INNOVATE Corp. 2021

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© INNOVATE Corp. 2021 (1) Borrowing rate on Line of Credit reduced from LIBOR plus 6.75% to LIBOR plus 5.75% in February 2021. (2) Excludes cash included in Discontinued Operations. (3) Debt Maturity Profile excludes Preferred Stock and capital leases (4) Infrastructure Line of Credit reflects maturity in 2024 and not U.S. GAAP presentation. (5) Proforma Debt profile for Spectrum debt that was extended in October with maturity to November 2022. Debt Summary ($ millions) Maturity Sep-21 Dec-20 11.50% Senior Secured Notes 2021 $ — $ 340.4 8.50% Senior Secured Notes 2026 330.0 — 7.50% Convertible Senior Notes 2022 3.2 55.0 7.50% Convertible Senior Notes 2026 51.8 — Line of Credit (1) 2024 5.0 15.0 Infrastructure Debt Various 231.6 110.5 Spectrum Debt Various 54.4 55.7 Total Principal Outstanding $ 676.0 $ 576.6 Unamortized OID and DFC (2.1) (15.1) Total Debt $ 673.9 $ 561.5 Cash & Cash Equivalents (2) 55.5 43.8 Net Debt $ 618.4 $ 517.7 Current Credit Picture 7 Debt Maturity Profile $0.1 $57.6 $— $128.4 $— $489.9 Holdco Infrastructure Spectrum 2021 2022 2023 2024 2025 2026 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 ($ millions) (5)

© INNOVATE Corp. 2021 ■ 138.2% revenue increase due to the acquisition of Banker Steel as well as higher revenues across DBM's service offering ■ Adjusted EBITDA increase can be attributed by the contribution from Banker Steel, partially offset by margin compression at the DBM legacy businesses ■ Reported backlog level of $1.6B maintained from last quarter ■ Taking into consideration awarded but not yet signed contracts, adjusted backlog was ~$1.9B; provides visibility into 2022 and beyond Financials ($ millions) 3Q21 3Q20 Revenue $ 383.0 $ 160.8 Net Income $ 6.9 $ 2.4 Adjusted EBITDA (1) $ 24.4 $ 17.7 (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. (2) All data as of September 30, 2021 unless otherwise noted. Segment Highlights - Infrastructure DBM Global ("DBM") 8 $435.9 $394.5 $522.7 $1,634.4 $1,605.9 Backlog Adjusted Backlog 3Q20 4Q20 1Q21 2Q21 3Q21 $500 $1,000 $1,500 $2,000 ~$1,899 Trending Backlog Overview Near-Term Focus ■ Well-positioned to take advantage of rebounding commercial and industrial construction markets, and opportunities from potential federal infrastructure spending ($ millions)

# Segment Highlights - Life Sciences

Pansend Life Sciences ("Pansend")

## R2 Technologies

- Received $15M Series C funding through INNOVATE's subsidiary Pansend to continue their revenue-driving phase following the commercial launch of Glacial Rx®, and more broadly to support their development of innovative technologies and global expansion
- Glacial Rx®
  - Earns third FDA indication and unique product code
  - The launch of commercial shipments to U.S. aesthetic providers for Glacial Rx® continues as planned
- Glacial Spa™
  - Decided to delay the launch, which has been impacted by the global supply chain issues

## MediBeacon

- Remains in dialogue with FDA regarding the commencement for the U.S. Pivotal Study, which is hopeful to begin in the fourth quarter
- Global Pivotal Study expanded to include China, starts in early 2022
- Gastrointestinal Health - Current permeability study ongoing with 20 patients

## Summary of Investments

| Company | Investment to Date | Equity % | Fully Diluted % |
|---|---|---|---|
| R2 Technologies | $42.4M | 56.3% | 51.3% |
| MediBeacon | $24.9M | 47.2% | 41.6% |
| Genovel | $3.8M | 80.0% | 75.2% |
| Triple Ring | $3.0M | 25.8% | 22.9% |

(1) Investment-to-date totals and equity ownership percentages are as of September 30, 2021.
(2) MediBeacon agents and devices are not approved for human use by any regulatory agency.

© INNOVATE Corp. 2021

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# Segment Highlights - Spectrum

HC2 Broadcasting ("Broadcasting")

HC2 Broadcasting

## Overview

- Fourth consecutive quarter of positive Adjusted EBITDA contribution
- Reached an agreement with Cisneros Media to launch Novelisima September, a new Spanish language network that broadcasts telenovelas in more than 70 markets in the US on our platform
- Increased the distribution of beIN EXTRA Sports networks, which are 24/7 live sports channels offered in both English and Spanish, offering the most comprehensive free ad-supported live sports programming "over the air". Nationwide, broadcasts beIN Sports on more than 120 channels in over 60 markets
- 83 networks air on HC2's platform as of September 2021

## Near-Term Focus

- Continue business development and sign up large content providers; strong pipeline of pending lease agreements or revenue shares across multiple markets
- Expect 24 new station builds to be completed by Q1 2022
- Explore ATSC 3.0 technologies that offer expanded capability and use of Broadcasting's spectrum

## Financials

| ($ millions) | | 3Q21 | | 3Q20 |
|---|---|---|---|---|
| Station Group | $ | 4.7 | $ | 4.1 |
| Network ("Azteca") | | 5.5 | | 5.6 |
| Revenue | $ | 10.2 | $ | 9.7 |
| Net Loss | $ | (4.1) | $ | (14.6) |
| Adjusted EBITDA [(1)] | $ | 1.8 | $ | (0.2) |

## Station Growth



250
200
150
100
50
0
45
223
218
4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21
Central Cast Integrated
Operating Stations

(1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

© INNOVATE Corp. 2021

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© INNOVATE Corp. 2021 Appendix Select GAAP Financials & Non-GAAP Reconciliations

© INNOVATE Corp. 2021 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three months ended September 30, Nine months ended September 30, 2021 2020 2021 2020 Revenue $ 394.8 $ 170.5 $ 810.4 $ 538.9 Cost of revenue 339.7 138.8 688.4 447.7 Gross profit 55.1 31.7 122.0 91.2 Operating expenses: Selling, general and administrative 44.3 33.9 120.9 109.2 Depreciation and amortization 8.9 4.5 17.6 13.3 Other operating loss 0.8 9.4 1.0 7.3 Income (loss) from operations 1.1 (16.1) (17.5) (38.6) Other (expense) income: Interest expense (12.8) (17.9) (46.6) (56.2) Loss on early extinguishment or restructuring of debt (0.1) — (12.5) (9.2) Loss from equity investees (2.9) (1.3) (4.8) (4.0) Other income 0.6 6.9 4.4 73.0 Loss from continuing operations before income taxes (14.1) (28.4) (77.0) (35.0) Income tax expense (0.1) (1.4) (3.8) (3.7) Loss from continuing operations (14.2) (29.8) (80.8) (38.7) (Loss) income from discontinued operations (including loss on sale of $200.3 million for the three months ended September 30, 2021 and net loss on sales of $159.9 million and $39.3 million for the nine months ended September 30, 2021 and 2020, respectively) (200.3) 8.2 (149.9) (55.4) Net loss (214.5) (21.6) (230.7) (94.1) Net loss attributable to noncontrolling interest and redeemable noncontrolling interest 2.6 4.3 7.9 6.8 Net loss attributable to INNOVATE Corp. (211.9) (17.3) (222.8) (87.3) Less: Preferred dividends and deemed dividends from conversions 1.1 0.4 1.7 1.2 Net loss attributable to common stock and participating preferred stockholders $ (213.0) $ (17.7) $ (224.5) $ (88.5) 12

© INNOVATE Corp. 2021 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three months ended September 30, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net (loss) attributable to INNOVATE Corp. $ (211.9) Less: Discontinued operations (200.3) Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 6.9 $ (5.1) $ (4.1) $ (8.0) $ (1.3) $ (11.6) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 7.4 — 1.4 0.1 — 8.9 Depreciation and amortization (included in cost of revenue) 3.4 — — — — 3.4 Other operating expense 0.1 — 0.7 — — 0.8 Interest expense 2.2 — 2.4 8.2 — 12.8 Other (income) expense, net (0.3) — 1.5 (1.8) — (0.6) Loss on early extinguishment or restructuring of debt — — 0.1 — — 0.1 Income tax expense (benefit) 2.9 — — (2.8) — 0.1 Noncontrolling interest 0.7 (2.0) (0.9) — (0.4) (2.6) Share-based compensation expense — — 0.3 0.1 — 0.4 Nonrecurring Items (0.1) — — — — (0.1) COVID-19 Costs 0.4 — — — — 0.4 Acquisition and disposition costs 0.8 — 0.4 0.4 0.7 2.3 Adjusted EBITDA $ 24.4 $ (7.1) $ 1.8 $ (3.8) $ (1.0) $ 14.3

© INNOVATE Corp. 2021 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Nine months ended September 30, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net (loss) attributable to INNOVATE Corp $ (222.8) Less: Discontinued operations (149.9) Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 8.3 $ (13.6) $ (9.6) $ (58.0) $ — $ (72.9) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 13.1 0.1 4.3 0.1 — 17.6 Depreciation and amortization (included in cost of revenue) 8.4 — — — — 8.4 Other operating expenses 0.1 — 0.9 — — 1.0 Interest expense 6.3 — 7.1 33.2 — 46.6 Other (income) expense, net (4.2) — 2.3 (2.5) — (4.4) Loss on early extinguishment or restructuring of debt 1.5 — 1.0 10.0 — 12.5 Income tax expense (benefit) 4.1 — — (0.3) — 3.8 Noncontrolling interest 0.9 (6.0) (1.9) — (0.9) (7.9) Share-based compensation expense — 0.1 0.6 1.0 — 1.7 Nonrecurring Items 0.3 — — 0.5 — 0.8 COVID-19 Costs 8.3 — — — — 8.3 Acquisition and disposition costs 2.5 — 0.6 2.5 0.7 6.3 Adjusted EBITDA $ 49.6 $ (19.4) $ 5.3 $ (13.5) $ (0.2) $ 21.8

© INNOVATE Corp. 2021 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three months ended September 30, 2020 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net (loss) attributable to INNOVATE Corp. $ (17.3) Less: Discontinued operations 8.2 Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 2.4 $ (4.3) $ (14.6) $ (8.0) $ (1.0) $ (25.5) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.7 — 1.7 0.1 — 4.5 Depreciation and amortization (included in cost of revenue) 2.3 — — — — 2.3 Other operating (income) expense (0.3) 0.1 9.6 — — 9.4 Interest expense 2.1 — 3.6 12.2 — 17.9 Other (income) expense, net (0.1) 0.1 0.3 (7.2) — (6.9) Income tax expense (benefit) 1.5 — — (2.3) 2.2 1.4 Noncontrolling interest 0.1 (1.8) (1.1) — (1.5) (4.3) Bonus to be settled in equity — — — (0.2) — (0.2) Share-based compensation expense — — 0.2 0.7 — 0.9 Nonrecurring Items 0.4 — — 0.2 — 0.6 COVID-19 Costs 6.4 — — — — 6.4 Acquisition and disposition costs 0.2 — 0.1 0.8 0.2 1.3 Adjusted EBITDA $ 17.7 $ (5.9) $ (0.2) $ (3.7) $ (0.1) $ 7.8

© INNOVATE Corp. 2021 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Nine months ended September 30, 2020 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net (loss) attributable to INNOVATE Corp $ (87.3) Less: Discontinued operations (55.4) Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 4.0 $ (8.7) $ (23.8) $ (72.0) $ 68.6 $ (31.9) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 8.0 0.1 5.1 0.1 — 13.3 Depreciation and amortization (included in cost of revenue) 6.9 — — — — 6.9 Other operating (income) expenses (0.2) 0.1 7.4 — — 7.3 Interest expense 6.5 — 10.3 39.4 — 56.2 Loss on early extinguishment or restructuring of debt — — — 9.2 — 9.2 Other (income) expense, net — (2.2) 1.3 (0.8) (71.3) (73.0) Income tax (benefit) expense 2.5 — — 1.6 (0.4) 3.7 Noncontrolling interest 0.2 (4.0) (3.5) — 0.5 (6.8) Bonus to be settled in equity — — — (0.5) — (0.5) Share-based compensation expense — 0.1 0.3 2.2 — 2.6 Nonrecurring Items 2.2 — — 5.4 — 7.6 COVID-19 Costs 15.2 — — — — 15.2 Acquisition and disposition costs 0.5 — 0.5 3.1 1.6 5.7 Adjusted EBITDA $ 45.8 $ (14.6) $ (2.4) $ (12.3) $ (1.0) $ 15.5